Supplement dated January 9, 2018, to the
Prospectus for your Variable Annuity
Issued by

LINCOLN BENEFIT LIFE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Lincoln Benefit Life Company.

We previously notified you that the variable sub-accounts listed below in your Variable Annuity were closed to all contract owners except those contract owners who had Account Value invested in the variable sub-accounts, and that we had intended to remove them as investment options and substitute new investment options under your Variable Annuity contract:

PIMCO Total Return Portfolio – Administrative Shares
CUSIP Number 69339405

PIMCO Total Return Portfolio – Advisor Shares
CUSIP Number 693394538

However, we are no longer planning to remove these sub-accounts or substitute new investment options. As a result, effective February 5, 2018, the above variable sub-accounts will be available to all contract owners.

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement for future reference together with your prospectus. No other action is required of you.

LBLSUP2